Earnings per share (Tables)	12 Months Ended
Sep. 30, 2025
Earnings per share
Schedule of earnings per share

	2025		2024		2023
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Net profit attributable to owners of WBC ($m)	6,916	6,916	6,990	6,990	7,195	7,195
Adjustment for restricted share dividends[a]	(6)	-	(7)	-	(5)	-
Adjustment for potential dilution:
Distributions to convertible loan capital holders[b]	-	442	-	476	-	400
Adjusted net profit attributable to owners of WBC	6,910	7,358	6,983	7,466	7,190	7,595
Weighted average number of ordinary shares (# m)
Weighted average number of ordinary shares on issue	3,427	3,427	3,481	3,481	3,507	3,507
Treasury shares (including RSP and EIP restricted shares)[a]	(5)	(5)	(5)	(5)	(5)	(5)
Adjustment for potential dilution:
Share-based payments	-	7	-	6	-	4
Convertible loan capital[b]	-	261	-	413	-	385
Adjusted weighted average number of ordinary shares	3,422	3,690	3,476	3,895	3,502	3,891
Earnings per ordinary share (cents)	201.9	199.4	200.9	191.7	205.3	195.2

a.

Restricted shares are explained in Note 31. Some shares under the RSP and EIP restricted shares have not vested and are not outstanding ordinary shares but do receive dividends. These RSP and EIP dividends are deducted to show the profit attributable to ordinary shareholders.

b.

The Group has issued convertible loan capital which may convert into ordinary shares in the future (refer to Note 14 for further details). These convertible loan capital instruments are potentially dilutive instruments, and diluted EPS is therefore calculated as if the instruments had been converted at the beginning of the year, or at the instruments’ issue date, where issuance occurred partway through the year.